SECOND AMENDMENT TO THE
2011 EQUITY INCENTIVE PLAN
OF SYNIVERSE CORPORATION

This SECOND AMENDMENT TO THE 2011 EQUITY INCENTIVE PLAN OF SYNIVERSE CORPORATION (this "Amendment "), dated as of May 20, 2015, is made and adopted by Syniverse Corporation , a Delaware corporation (the "Company"), subject to the approval of the stockholders of the Company. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the 2011 Equity Incenti ve Plan of Syniverse Corporation, adopted as of April 6, 2011 and amended on August 16, 201 3 (the "Plan");

WHEREAS, the Company desires to amend the Plan as set forth herein; and

WHEREAS, pursuant to Section 8.3 of the Plan, the Plan may be amended at any time and from time to time by the Administrator;

NOW, THEREFORE, BE IT RESOLVED, that, subject to the approval of the stockholders of the Company, the Plan shall be amended as follows:

l.    Exhibit A of the Plan is hereby amended and restated in its entirety as follows: "14,291,667"

2.    This Amendment shall be effective as of the first date set forth above, subject to its approval by the stockholders of the Company.

3.    Subject to approval by the stockholders of the Company, this Amendment shall be incorporated in and form a part of the Plan.

4.    Except as set forth herein, the Plan shall remain in full force and effect following the date of this Amendment.

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I hereby certify that the foregoing Amendment was adopted by the Board of Directors of Syniverse Corporation as of May 20, 2015.

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I hereby certify that the foregoing Amendment was approved by the stockholders of Syniverse Corporation as of May 20, 2015.

Executed as of May 20, 2015.

SYNIVERSE CORPORATION

By: /s/ Laura E. Binion
Laura E. Binion
General Counsel and Secretary